Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
April 30, 2001



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.2560%



        Excess Protection Level
          3 Month Average   7.69%
          April, 2001   7.56%
          March, 2001   8.07%
          February, 2001   7.44%


        Cash Yield                                  19.61%


        Investor Charge Offs                         4.98%


        Base Rate                                    7.08%


        Over 30 Day Delinquency                      4.89%


        Seller's Interest                            9.33%


        Total Payment Rate                          13.70%


        Total Principal Balance                     $58,171,313,434.78


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,425,622,873.29